APPENDIX A

Funds and Classes as of May 25, 2016

Fund / Fund Family	Share Classes	Share Class Features(1)
		12b-1 Plan(2)	Front-End Sales Charge(3)	Contingent Deferred Sales Charge(3)
Swan Defined Risk Fund	A	✔	✔	✔
	C	✔
I
	No-Load	✔
Footprints discover value fund	A	✔	✔
	C	✔
I
	N	✔
Persimmon long/short fund	A	✔	✔
	C	✔		✔
I

Good Harbor Funds

Good Harbor Tactical Core US Fund

Good Harbor Tactical Core US II Fund

Good Harbor Tactical Core Emerging Markets Fund

Good Harbor Tactical Core Developed Markets Fund

Good Harbor Tactical Equity Fund

Leland Currency Strategy Fund

Leland International Advantage Fund

Leland Thomson Reuters private Equity index Fund

Leland Thomson Reuters Venture Capital Index Fund

	A	✔
	C	✔		✔
I
Pinnacle Funds Pinnacle Sherman Tactical Allocation Fund Pinnacle Sherman Multi-Strategy Fund	A	✔	✔
	C	✔		✔
I
1

The Covered Bridge Fund	A	✔	✔
	C	✔		✔
I
Tactical Asset Allocation Fund	A	✔	✔
I
RESQ Funds RESQ Strategic Income Fund RESQ Dynamic Allocation Fund	A	✔	✔
	C	✔		✔
I
cane alternative strategies Fund	A	✔	✔
	C	✔		✔
I
Issachar fund	N	✔
I
Cozad small cap value fund	A	✔	✔
	N	✔
I
Newfound Funds Newfound Risk Managed Global Sectors Fund Newfound Multi-Asset Fund Newfound Total Return Fund Newfound Risk Managed U.S. Sectors Fund	A	✔	✔
	c	✔
I
HCM Tactical Growth Fund	A	✔	✔	✔
	Investor	✔
I
	R	✔
Counterpoint Funds Counterpoint Tactical Income Fund Counterpoint Tactical Equity Fund	A	✔	✔
	C	✔
I
ACM Dynamic Opportunity Fund	A	✔	✔	✔
I
2

Swan Funds Swan Defined Risk Fund Swan Defined Risk Emerging Markets Fund Swan Defined Risk Foreign Developed Fund Swan Defined Risk US Small Cap Fund	A	✔	✔	✔
	C	✔
I
HCM Dividend Sector Plus Fund	A	✔	✔
	A1	✔	✔
	Investor	✔
	I	✔
	R	✔
United Income Master works Fund*	A	✔	✔
	N	✔
I
Absolute Funds Absolute Capital Asset Allocator Fund Absolute Capital Defender Fund	A	✔	✔
	Investor	✔
I
BOYD WATTERSON LIMITED Duration Enhanced INCOME FUND*	A	✔	✔
	C	✔
	R	✔
	Investor	✔
I
I2

(1) The features and expenses of each share class are described in further detail in the respective Fund’s Prospectus.

(2) The distribution and shareholder servicing expenses of a share class are provided for in the Fund’s respective 12b-1 Plan.

(3) The sales charges associated with a share class are described further in the respective Fund’s Prospectus.

* Fund or share class has not commenced operations as of the date listed below.

3

IN WITNESS WHEREOF, the Trust has executed this amended Multi-Class Plan as of the 25th day of May, 2016.

NORTHERN LIGHTS FUND TRUST III

By: /s/ James P. Ash

James P. Ash, President

4